RESTATED AMENDMENT NO. 1 TO
                       TERM LOAN AGREEMENT


       This Restated Amendment No. 1 to Term Loan Agreement (this "Amendment") dated as of October 27, 1999 is entered into with reference to the Term Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement") and restates and replaces Amendment No. 1 to Term Loan Agreement dated as of October 27, 1999 in order to properly reflect the intent of the parties thereto. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

       Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

       1.   Section 6.3.  Section 6.3 of the Loan Agreement is
amended by:

            (a) striking the words "Closing Date" wherever they appear (five places) in clause (z) of Subsection 6.3(a) and substituting for such words the date "September 27, 1994;"

            (b) striking the words "Closing Date" where they appear (one place) in clause (iii) of Subsection 6.3(b) and substituting for such words the date "September 27, 1994;"

            (c) striking the words "Closing Date" where they appear (one place) in clause (iv) of Subsection 6.3(c) and substituting for such words the date "September 27, 1994;" and

            (d) striking the words "Closing Date" where they appear (one place) in clause (vii) of Subsection 6.3(c) and substituting for such words the date "September 27, 1994."

       2. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                 (a) Counterparts of this Amendment executed by all parties hereto;

                 (b)  Written consent of each of the Significant
       Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                 (c) Written consent of the Requisite Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

       3. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

            Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

       IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION



By:   NEIL A. CIARFALIA

       Neil A. Ciarfalia
       Treasurer
    [Printed Name and Title]

BANK OF AMERICA, N.A. (formerly known as "Bank of America
National Trust and Savings Association"), as Administrative Agent


By:   JANICE HAMMOND
       Janice Hammond
       Vice President

                    Exhibit A to Amendment

               CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to that certain Term Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 1 to the Loan Agreement.

          Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: October 27, 1999

HOTEL RAMADA OF NEVADA

By: ROBERT HADDOCK
        Robert M. Haddock
 Title: Vice President & Treasurer


AZTAR DEVELOPMENT CORPORATION

By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer


AZTAR INDIANA GAMING CORPORATION

By: ROBERT HADDOCK
        Robert M. Haddock
Title:  Vice President & Treasurer


AZTAR MISSOURI GAMING CORPORATION

By: ROBERT HADDOCK
        Robert M. Haddock
Title:  Vice President & Treasurer


RAMADA NEW JERSEY, INC.

By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer


ATLANTIC-DEAUVILLE INC.

By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer


ADAMAR GARAGE CORPORATION

By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer


RAMADA NEW JERSEY HOLDINGS CORPORATION

By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer



MANCHESTER MALL, INC.

By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer



RAMADA EXPRESS, INC.

By: ROBERT HADDOCK
        Robert M. Haddock
Title:  Vice President & Treasurer



ADAMAR OF NEW JERSEY, INC.

By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer

                    Exhibit B to Amendment

                       CONSENT OF LENDER

          Reference is hereby made to that certain Term Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.


          Date: October 15, 1999


ARCHIMEDES FUNDING, L.L.C.
[Name of Institution]

By:  ING Capital Advisors LLC
     as Collateral Manager

By   MICHAEL D. HATLEY
         Michael D. Hatley
         Managing Director
       [Printed Name and Title]


          Date: October 15, 1999


ARCHIMEDES FUNDING II, Ltd.
[Name of Institution]

By:  ING Capital Advisors LLC
     as Collateral Manager

By   MICHAEL D. HATLEY
         Michael D. Hatley
         Managing Director
       [Printed Name and Title]


          Date: October 27, 1999


Bank of America, N.A.
[Name of Institution]

By SEAN P. BONNER
     Sean P. Bonner
     Vice President
  [Printed Name and Title]



          Date: October 27, 1999


BLACK DIAMOND CAPITAL MGMT.
[Name of Institution]


By JAMES ZENNI

    James Zenni - Principal
       [Printed Name and Title]


          Date: October 25, 1999

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Name of Institution]

By PAYSON F. SWAFFIELD
        Payson F. Swaffield
           Vice President
       [Printed Name and Title]


          Date: October 25, 1999

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
    as Investment Advisor
[Name of Institution]



By PAYSON F. SWAFFIELD
        Payson F. Swaffield
           Vice President
       [Printed Name and Title]